UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2006
INTUIT INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21180	77-0034661

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
2700 Coast Avenue
Mountain View, CA 94043
(Address of Principal Executive Offices)
(Zip Code)
(Registrant’s telephone number, including area code): (650) 944-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     At the Annual Meeting of Stockholders of Intuit Inc. (“Intuit”) held on December 15, 2006, Intuit’s stockholders approved the following matters related to Intuit’s equity plans:
–	An amendment to Intuit’s 2005 Equity Incentive Plan to (1) extend the term of the plan by an additional year, through December 9, 2008; and (2) add 10,000,000 shares to cover awards under the plan through its amended term; and

–	An amendment to Intuit’s Employee Stock Purchase Plan to increase the number of shares available under that plan by 3,000,000 shares.
          The amendments to these plans were previously adopted by Intuit’s Board of Directors, subject to the approval of stockholders, and became effective with stockholder approval on December 15, 2006.
          More complete descriptions of the key terms of each plan can be found in Intuit’s definitive proxy statement filed with the Securities and Exchange Commission on November 3, 2006, which descriptions are incorporated herein by reference. The descriptions of the plans are qualified in their entirety by reference to the text of each plan, copies of which are filed as exhibits to this report.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit	Description
10.01	Intuit Inc. 2005 Equity Incentive Plan (incorporated by reference to Exhibit 99.01 to the registration statement on Form S-8 (Registration No. 333-139452) filed by the registrant with the Securities and Exchange Commission on December 18, 2006).

10.02	Intuit Inc. Employee Stock Purchase Plan (incorporated by reference to Exhibit 99.02 to the registration statement on Form S-8 (Registration No. 333-139452) filed by the registrant with the Securities and Exchange Commission on December 18, 2006).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intuit Inc.
Date: December 20, 2006	By:	/s/ Kiran M. Patel
Kiran M. Patel
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
10.01	Intuit Inc. 2005 Equity Incentive Plan (incorporated by reference to Exhibit 99.01 to the registration statement on Form S-8 (Registration No. 333-139452) filed by the registrant with the Securities and Exchange Commission on December 18, 2006).

10.02	Intuit Inc. Employee Stock Purchase Plan (incorporated by reference to Exhibit 99.02 to the registration statement on Form S-8 (Registration No. 333-139452) filed by the registrant with the Securities and Exchange Commission on December 18, 2006).